Divestitures	12 Months Ended
Mar. 31, 2017
Discontinued Operations and Disposal Groups [Abstract]
Divestitures

25.	Divestitures

(1)	PC business

On July 1, 2014, Sony completed the sale of its PC business and certain related assets to VAIO Corporation, which was established by Japan Industrial Partners, Inc., in accordance with the definitive agreements reached on May 2, 2014. Although Sony continued to incur certain costs related to exiting the PC business, there was no gain or loss recorded as a direct result of the sale.

(2)	Sale of the logistics business

On April 1, 2015, in connection with the formation of a logistics joint venture, Sony sold a part of its logistics business in Japan, Thailand, and Malaysia within Corporate to MITSUI-SOKO HOLDINGS Co., Ltd. for a sales price of 19,211 million yen. As a result of the sale, Sony recognized a gain of 12,284 million yen in other operating expense, net in the consolidated statement of income.

(3)	Battery business

On October 31, 2016, Sony and Murata Manufacturing Co., Ltd. signed a binding definitive agreement to transfer the Sony Group’s battery business to the Murata Group (the “Transfer”). The closing of the Transfer is subject to required regulatory approvals and other conditions. Sony classified certain assets and liabilities related to the battery business as held for sale and, as a result of the fair value valuation of these assets and liabilities, recorded impairment losses of 42,298 million yen in other operating expense, net in the consolidated statements of income for the fiscal year ended March 31, 2017.